Exhibit 99.2

News Release

Rayonier Announces Acquisitions in U.S. South Coastal Atlantic Markets

JACKSONVILLE, Fla., March 16, 2017 - Rayonier Inc. (NYSE:RYN) today announced that the company has entered into three transactions with separate sellers to acquire approximately 95,100 acres of high-quality industrial timberlands located in Florida, Georgia and South Carolina for an aggregate purchase price of approximately $217 million, or $2,280 per acre (the “Acquisitions”). The Acquisitions are comprised of highly productive timberlands located in some of the strongest timber markets in the U.S. South, primarily along the I-95 coastal corridor near Savannah, GA.

Key attributes of the Acquisitions include the following:

•	Strong timber markets - located in the top three U.S. South timber markets based on average composite stumpage price by region (1)

•	Diverse customer base - very competitive wood market with multiple pulpwood, grade and export customers

•	Highly productive timberlands - 78’ site index; 73% plantable; sustainable yield* of approximately 450,000 tons (or 4.7 tons per acre per year on the acquired lands)

•	Well-stocked timber inventory - 4.3 million tons of merchantable timber inventory* (or 45 tons per acre); average plantation age of 14 years

•	Complementary to existing Rayonier landholdings - increases Rayonier’s ownership in U.S. South Coastal Atlantic markets by approximately 15%

•	Primarily fee simple ownership - 89% fee simple ownership and 11% leased lands

•	Accretive to cash flow - targeting an annual increase in Adjusted EBITDA** and Cash Available for Distribution (CAD)** of approximately $13 million and $10 million, respectively, over the medium-term

Rayonier expects to finance the Acquisitions with cash on hand and the proceeds of a follow-on offering of Rayonier common shares, which the company also announced today.

“The Acquisitions announced today are representative of Rayonier’s commitment to disciplined capital allocation and active portfolio management,” said David Nunes, President and CEO. “These Acquisitions are comprised of highly productive properties that meaningfully bolster Rayonier’s footprint in our strongest U.S. South markets. We expect these Acquisitions to generate a strong cash yield from timber harvest operations, which will thereby improve our overall cash flow profile, increase the percentage of our Adjusted EBITDA generated from timber segments, and enhance our ‘pure-play’ timber REIT focus,” concluded Nunes.

(1)	Based on Timber Mart-South weighted average composite stumpage price by region assuming product mix of 50% pulpwood, 30% chip-n-saw and 20% sawtimber.
*     References to “merchantable timber inventory” and “sustainable yield” are as defined in our most recent Annual Report on
Form 10-K.

**
“Adjusted EBITDA” and “Cash Available for Distribution” (or “CAD”) are non-GAAP financial measures. See “Non-GAAP Financial Measures” below. These targets are based on assumptions and are subject to significant uncertainties, many of which are outside of the company’s control. While management believes these targets and the underlying assumptions are reasonable, they are not guarantees of future performance. Actual results will vary, and those variations may be material. Please consult the Forward-Looking Statements discussion below for some of the factors that may cause variations. Nothing herein is a representation by any person that these targets will be achieved, and the company undertakes no duty to update its targets.

225 Water Street, Jacksonville, FL 32202 904-357-9100

About Rayonier
Rayonier is a leading timberland real estate investment trust with assets located in some of the most productive softwood timber growing regions in the United States and New Zealand. As of December 31, 2016, Rayonier owned, leased or managed approximately 2.7 million acres of timberlands located in the U.S. South (1.85 million acres), U.S. Pacific Northwest (378,000 acres) and New Zealand (433,000 acres). More information is available at www.rayonier.com.
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Non-GAAP Financial Measures
We include in this press release certain financial measures, including Adjusted EBITDA and CAD, which are not defined by generally accepted accounting principles in the United States (“GAAP”) and should not be considered as alternatives to net income, cash provided by operating activities, or any other financial performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, depletion, amortization, the non-cash cost of land and real estate sold, costs related to shareholder litigation, gain on foreign currency derivatives, costs related to the spin-off of the Performance Fibers business, internal review and restatement costs, large dispositions and discontinued operations. We define CAD as cash provided by operating activities adjusted for capital spending (excluding timberland acquisitions), large dispositions, cash provided by discontinued operations and working capital and other balance sheet changes. In compliance with Securities and Exchange Commission ("SEC") requirements for non-GAAP measures, we reduce CAD by mandatory debt repayments which results in the measure entitled “Adjusted CAD.” We have not provided a reconciliation of these forward-looking non-GAAP financial measures to the most comparable GAAP measures because Adjusted EBITDA and CAD exclude the impact of certain items described above and management cannot estimate the impact these items will have on Adjusted EBITDA or CAD on a forward-looking basis without unreasonable effort. We believe that the probable significance of providing these forward-looking non-GAAP financial measures without a reconciliation to net income and cash provided by operating activities, as applicable, is that investors and analysts will have certain information that we believe is useful and meaningful regarding the Acquisitions, but will not have that information on a GAAP basis. As a result, investors and analysts may be unable to accurately compare the expected impact of the Acquisitions to our historical results or the results or expected results of other companies who may have treated such matters differently. Management believes that, given the inherent uncertainty of forward-looking statements, investors and analysts will be able to understand and appropriately take into account the limitations in the information we have provided. Investors are cautioned that we cannot predict the occurrence, timing or amount of all non-GAAP items that we exclude from Adjusted EBITDA or CAD. Accordingly, the actual effect of these items, when determined, could potentially be significant to the calculation of Adjusted EBITDA or CAD over the medium-term.

Forward-Looking Statements
This press release contains forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995 and other federal securities laws, related to, among other things, targets for incremental adjusted EBITDA and CAD resulting from the Acquisitions, the expected timing of the Acquisitions, the expected benefits of the Acquisitions, the expected sources of funding for the Acquisitions and the company’s inventories and sustainable yield, which involve, among other things, uncertainties inherent in business, inventory estimation and harvest scheduling. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “project,” “anticipate,” "target" and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. While management believes that these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. These statements are based on beliefs and assumptions of management, which in turn are based on currently available information.  In particular, targets for incremental Adjusted EBITDA and CAD from the Acquisitions are based on a range of assumptions, including the price realized and cost associated with harvesting acquired timber, the harvest yield of each timberland acquired and estimates of merchantable timber inventories, growth rates and end-product yields. These assumptions could prove inaccurate.

The reader is cautioned not to rely on these forward-looking statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could be vary materially from the expectations and projections of Rayonier. Risks and uncertainties include when and whether the required regulatory approvals in connection with the Acquisitions will be obtained, when and whether the closing conditions related to the Acquisitions will be satisfied, when and whether the Acquisitions will close and the risks associated with such types of acquisitions generally, anticipated financial outcomes, significant business, economic, regulatory and competitive uncertainties, market conditions, outlook, expected dividend rate and the implementation of the company’s business strategies and other similar outcomes relating to the company’s future events, developments or financial or operational performance or results. For additional factors that could impact future results, please see Item 1A - Risk Factors in the company’s most recent Annual Report on Form 10-K and similar discussions included in other reports that we subsequently file with the SEC. Forward-looking statements are only as of the date they are made, and the Company undertakes no duty to update its forward- looking statements except as required by law. You are advised, however, to review any further disclosures we make on related subjects in our subsequent reports filed with the SEC.

Rayonier Contacts:
Investors
Mark McHugh, 904-357-3757
or
Media
Roseann Wentworth, 904-357-9185
roseann.wentworth@rayonier.com

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225 Water Street, Jacksonville, FL 32202 904-357-9100